UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 28, 2010
Life Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 603-7200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07 Submission to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-3.2
EX-10.1
EX-10.2
EX-10.3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2010 Incentive Compensation Plan
     On April 29, 2010, at the Annual Meeting of Stockholders (Annual Meeting) of Life Technologies Corporation (Company), the Company’s stockholders approved and adopted the 2010 Incentive Compensation Plan (Plan). The Company’s Compensation and Organizational Development Committee (Committee) previously approved the Plan on February 24, 2010.
     The Plan is a performance-based compensation bonus plan designed to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)), such that the Company will be able to fully deduct bonus payments made pursuant to the Plan as a compensation expense. Section 162(m) and related guidance generally disallows a tax deduction to public companies for compensation in excess of $1 million paid during a single year to its chief executive officer and its three other most highly compensated named executive officers, excluding its chief financial officer. Certain compensation is exempt from this Section 162(m) deduction limit if it qualifies as “performance-based” compensation under Section 162(m).
     To qualify as “performance-based” compensation, the payment of any bonus under the Plan must be made contingent upon the achievement of one or more of the performance goals identified in the Plan. The performance goals may be applied to either the Company as a whole or to a business unit, affiliate, region or business segment, or any combination thereof, and may be measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group.
     The Committee will administer the Company’s annual cash incentive program under the Plan. Only the Company’s named executive officers and other officers subject to Section 16 of the Securities Exchange Act of 1934 will be eligible to participate in the Plan.
     A copy of the Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The summary of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such agreement.
Deferred Compensation Plan
     On April 28, 2010, the Committee approved an amendment and restatement of the Company’s Deferred Compensation Plan (DCP). The DCP combines into a single non-qualified plan the deferred compensation plans previously sponsored by the Company and its subsidiaries. The Company’s named executive officers, along with certain other highly compensated employees and the non-employee members of the Company’s board of directors, are eligible to participate in the DCP.
     Employees who participate in the DCP will be permitted to defer up to 75% of their annual base salary and up to 100% of their annual cash bonus and sales commission. The Company will provide matching contributions on a participant’s behalf if the participant’s 401(k) matching contributions are required to be limited pursuant to applicable qualified retirement plan contribution limitations. In addition, the Company will provide participants with a supplemental matching contribution of up to 25% of the annual target cash bonus and sales commission (payable in 2011) the participant defers and allocates into the Company’s common stock, subject to a three-year cliff vesting period. The supplemental match amount and associated vesting is subject to annual approval by the Committee. Each non-employee director can participate in the DCP by deferring any cash retainer fee or other cash fee paid by the Company as consideration for the non-employee director’s service to the Company. The non-employee directors are not entitled to participate in the supplemental matching contribution offered by the Company to its participating employees.
     A copy of the DCP is filed as Exhibit 10.2 to this report and is incorporated herein by reference. The summary of the DCP set forth above does not purport to be complete and is qualified in its entirety by reference to such agreement.

Form of Notice of Grant and Restricted Stock Unit Agreement for Directors
     On April 28, 2010, the Committee approved forms of Notice of Grant and Restricted Stock Unit Agreement (NGRSUA) for use when granting equity to its outside directors pursuant to the Company’s 2009 Equity Incentive Plan. A copy of the NGRSUA is filed as Exhibit 10.3 to this report and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The information set forth in Item 5.07 of this Report regarding the amendment of the Restated Certificate of Incorporation of the Company (Certificate) to adopt a majority voting standard for uncontested director elections and to eliminate supermajority voting requirements is incorporated herein by reference. The amended Certificate became effective on April 29, 2010. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
     The information set forth in Item 5.07 of this Report regarding the amendment of the Fourth Amended and Restated Bylaws of the Company (Bylaws) to adopt a majority voting standard for uncontested director elections and to eliminate supermajority voting requirements is incorporated herein by reference. The amended and restated Bylaws became effective on April 29, 2010. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.
Item 5.07 Submission to a Vote of Security Holders
     (a) On April 29, 2010, the Company held its Annual Meeting. The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on March 19, 2010.
     (b) As of March 1, 2010, the record date for the annual meeting, 181,230,766 shares of the Company’s common stock were issued and outstanding. A quorum of 159,420,773 shares of common stock were present or represented at the annual meeting. The following items of business were voted upon by stockholders at the annual meeting:
          1. The following members of the Board of Directors were elected as Class II directors to serve until the 2013 annual meeting of stockholders and until their respective successors are elected and qualified. The voting results were as follows:

		Total votes
	Total Votes for	Withheld from
	Each Director	Each Director
George F. Adam, Jr.	145,127,932	1,407,126
Raymond V. Dittamore	144,545,284	1,989,774
Arnold J. Levine, Ph.D.	146,031,128	503,930
Bradley G. Lorimier	143,648,245	2,886,813
     The following member of the Board of Directors was elected as a Class III director to serve until the 2011 annual meeting of stockholders and until his successor is elected and qualified. The voting results were as follows:

		Total votes
	Total Votes for	Withheld from
	Each Director	Each Director
David C. U’Prichard, Ph.D.	146,045,230	489,827
There were 12,885,715 broker non-votes with respect to each of the nominees.
          2. Ratification of the selection of Ernst & Young LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2010. The voting results were as follows:

For	Against	Abstain
143,549,209	15,716,591	154,972

          3. The approval and adoption of an amendment to the Company’s Certificate to eliminate plurality voting for the election of the Company’s directors. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
156,189,331	2,987,518	243,924	0
          4. The approval and adoption of an amendment to the Company’s Certificate to eliminate the supermajority voting requirements with respect to stockholder approval of amendments to the Company’s Bylaws and Certificate. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
158,624,994	614,258	181,520	0
          5. The approval and adoption of an amendment to the Company’s Bylaws to eliminate plurality voting for the election of the Company’s directors and to adopt a majority voting standard for uncontested director elections. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
156,185,471	2,974,816	260,485	0
          6. The approval and adoption of an amendment to the Company’s Bylaws to eliminate the supermajority voting requirements with respect to stockholder approval of amendments to the Company’s Bylaws. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
158,642,142	588,389	190,240	0
          7. The approval and adoption of the Plan in order to allow future performance-based compensation bonuses paid under the Plan to be fully deductible by the Company under Section 162(m). The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
138,228,012	8,026,072	280,974	12,885,715
Item 9.01 Financial Statements and Exhibits
Exhibits

3.1	Restated Certificate of Incorporation

3.2	Fifth Amended and Restated Bylaws

10.1	2010 Incentive Compensation Plan

10.2	Deferred Compensation Plan

10.3	Notice of Grant and Restricted Stock Unit Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John A. Cottingham
Chief Legal Officer

Date: May 3, 2010